UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
November 7, 2005
DREYER’S GRAND ICE CREAM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50325	02-0623497
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation)		Identification No.)
5929 College Avenue
Oakland, California 94618
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(510) 652-8187
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On November 7, 2005, Dreyer’s Grand Ice Cream Holdings, Inc. (the “Corporation”) issued a press release to announce its results of operations for the third quarter ended September 24, 2005. A copy of the Corporation’s press release is furnished herewith as Exhibit 99.1 and a copy of the transcript of the conference call held by the Corporation on November 7, 2005 to discuss the results of operations for the third quarter ended September 24, 2005 is furnished herewith as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Dreyer’s Grand Ice Cream Holdings, Inc. Press Release dated November 7, 2005
99.2	Transcript of November 7, 2005 conference call

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREYER’S GRAND ICE CREAM
HOLDINGS, INC.

Date: November 9, 2005

	By:	/s/ Mark LeHocky

Name: Mark LeHocky

Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Dreyer’s Grand Ice Cream Holdings, Inc. Press Release dated November 7, 2005

99.2	Transcript of November 7, 2005 conference call